EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of the Company on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Nora Coccaro, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, section 906 of the Sarbanes-Oxley Act of 2002, that:

  This Form 10-QSB complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act; and
  The financial information contained in this Form 10-QSB fairly present, in all material respects, the financial condition and results of operations of the Company.

/s/ Nora Coccaro

Nora Coccaro

Chief Executive Officer and Chief Financial Officer-

November 14, 2002